Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Leonard R. Stein-Sapir, Chairman  of the Board and Chief Executive Officer  of Morgan’s Foods, Inc. (the “Company”), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
The Quarterly Report on  Form 10-Q of the Company for  the period ended May 20, 2012, (the “Report”), which this certification accompanies, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: July 5, 2012	/s/ Leonard R. Stein-Sapir
Leonard R. Stein-Sapir, Chairman of the Board and
Chief Executive Officer